Restore Growth Sales & Marketing Excellence

Everett Cunningham Senior Vice President, Commercial

the new QUEST

Safe Harbor Disclosure

This presentation may contain forward-looking statements.
Readers are cautioned not to place undue reliance on
forward-looking statements, which speak only as of the date
that they are made and which reflect management's current
estimates, projections, expectations or beliefs and which
involve risks and uncertainties that could cause actual
results and outcomes to be materially different. Risks and
uncertainties that may affect the future results of the
company include, but are not limited to, adverse results
from pending or future government investigations, lawsuits
or private actions, the competitive environment, changes in
government regulations, changing relationships with
customers, payers, suppliers and strategic partners and
other factors discussed in "Business," "Risk Factors,"
"Cautionary Factors that May Affect Future Results," "Legal
Proceedings," "Management's Discussion and Analysis of
Financial Condition and Results of Operations," and
"Quantitative and Qualitative Disclosures About Market Risk"
in the company's 2011 Annual Report on Form 10-K and
"Management's Discussion and Analysis of Financial Condition
and Results of Operations," "Quantitative and Qualitative
Disclosures About Market Risk," and "Risk Factors" in the
company's Quarterly Reports on Form 10-Q and other items
throughout the Form 10-K and the company's 2012 Quarterly
Reports on Form 10-Q and Current Reports on Form 8-K.

the new QUEST

Vision for Sales & Marketing Excellence

Be the preferred partner for diagnostic information services to key segments through sales and marketing excellence

#1 in key physician and hospital call points

Preferred partner to health plans and their employer
customers

Deliver innovative solutions to ACOs and strategic accounts

Recognized as #1 by our target patient segments

Revitalized Customer Focused Culture

the new QUEST

3 Restore Growth

Key to Success #1: One sales organization, centrally led,
and focused on local customer needs

Fully Integrated Sales Organization
Past: multiple independent teams
Present: single integrated team

Sales Organization
o Single management
o Incentives to collaborate
o Speed of execution
o Critical mass to focus on specialty call point needs

Channels      Segments (Examples)
Physicians    o PCPs
              o OBGYNs
              o Oncologist
Hospitals     o Academic
              o Large urban
              o Community
Health Plans  o National, Regional
              o Medicare Advantage and Managed Medicaid
              o Exchange products
ACOs          o Payors
              o IDNs
              o Large Physician Practices

Geography
Local Focus

the new QUEST

3 Restore Growth

Key to Success #2: World-Class Management Discipline around
Processes, Tools and Measurement

World-class Management Discipline

o Identify best practices
o Roll-out standards
o Instill discipline

Processes
Tools
Measurement

o Track sales operations metrics (e.g. reach, frequency,
calls per day)
o Quantify targets
o Align key performance indicators to profit based targets

o Improved CRM, cloud-based
o Mobile connectivity
o Call planning
o Customer/market insights
o Standardization unleashing economies of scale

the new QUEST

3 Restore Growth

Key to Success #3: Build a virtuous circle of talent
acquisition and retention, and instill a winning culture

Quality People and Winning Culture

Quality People
Build a virtuous circle of talent acquisition, development
and retention

Winning Culture
o Focus on patient care
o Anticipate client needs
o Understand segments and sub-segments
o Collaborate within Commercial and beyond
o Measure productivity and performance
o Instill drive, motivation, and a spirit of winning

Attract Top Talent
Select the right fit
Train and Develop
Retain the Best
Promote the best of the best
Build Success Stories

the new QUEST

3 Restore Growth

Key Takeaways

o Sales and Marketing excellence will propel Quest
Diagnostics to new heights
o Our customers will feel the benefits of these changes:
- A fully integrated sales organization will enable a high
degree of focus on the needs of individual customer
segments, and a deeper local presence
- World-class sales management will mean our reps will be
more present, more responsive and eager to anticipate
customer needs
- Virtuous circle of talent acquisition, retention and
development
- Winning culture with highly energized, motivated and
effective ambassadors of everything Quest Diagnostics has to offer
o The combination of these elements will result in
physicians, hospitals, health plans and employers eager to
partner with Quest Diagnostics more than ever

the new QUEST

3 Restore Growth